SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C.  20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                                October 26, 1995




                                   PACIFICORP

             (Exact name of registrant as specified in its charter)

    State of Oregon                  1-5152                      93-0246090

(State of Incorporation)          (Commission                 (I.R.S. Employer

                                   File No.)                 Identification
No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon
97232-4116
(Address of principal executive offices)                              (Zip Code)

              Registrant's telephone number, including area code:
                                 (503) 731-2000



                                   No Change
         (Former Name or Former Address, if changed since last report)

Item 5.  OTHER EVENTS

        Information contained in the news release of PacifiCorp issued on October 26, 1994 is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        c)  Exhibit

            99. PacifiCorp news release issued October 26, 1995.



                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PACIFICORP
                                 (Registrant)



                                 By:

                                     Richard T. O'Brien
                                     Senior Vice President and
                                     Chief Financial Officer

Date:  November 2, 1995